Registration No. 333-91008
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             _______________________

                         POST-EFFECTIVE AMENDMENT NO. 1
                                   TO FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ______________________

                                DUANE READE INC.
                              SUBSIDIARY GUARANTORS
                                  LISTED ON THE
                                 FOLLOWING PAGE
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                          04-3164702
    (STATE OR OTHER JURISDICTION                            (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NO.)

                                440 NINTH AVENUE
                               NEW YORK, NY 10001
                                 (212) 273-5700
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               MR. ANTHONY J. CUTI
                                DUANE READE INC.
                                440 NINTH AVENUE
                               NEW YORK, NY 10001
                                 (212) 273-5700
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:
                            MICHELLE D. BERGMAN, ESQ.
                                DUANE READE INC.
                                440 NINTH AVENUE
                               NEW YORK, NY 10001
                                 (212) 273-5700
                             ______________________


APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: Not applicable.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [_]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_] _____

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_] _____

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                              ____________________

================================================================================

                         TABLE OF ADDITIONAL REGISTRANTS
                      UNDER POST-EFFECTIVE AMENDMENT NO. 1
                    TO THE REGISTRATION STATEMENT ON FORM S-3


         The following direct or indirect subsidiaries of Duane Reade Inc. are co-registrants under this Post-Effective Amendment No. 1 to the Registration Statement since they provided guarantees of payments on the debt securities deregistered hereunder. The principal executive office of each registrant below is located at 440 Ninth Avenue, New York, New York 10001, telephone (212) 273-5700, except for Duane Reade International, Inc., which has its principal office at 707 Broad Street, Newark, New Jersey 07102, telephone (973) 622-3844.


                                           STATE OF           IRS EMPLOYER
             SUBSIDIARY                  ORGANIZATION            ID NO.
      ----------------------------------------------------------------------
      DRI I Inc.                          Delaware            04-3166107
      Duane Reade International, Inc.     Delaware            22-3672347
      Duane Reade Realty, Inc.            Delaware            13-4074383
      Duane Reade                         New York            11-2731721



                                EXPLANATORY NOTE

         Pursuant to a Registration Statement on Form S-3 (File No. 333-91008) (the "Registration Statement"), Duane Reade Inc. (the "Company") registered the resale (the "Offering") by the selling security holders named therein of (i) up to $381,488,000 aggregate principal amount of 2.1478% Senior Convertible Notes due 2022 (the "Notes") and (ii) up to 5,389,090 shares of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company (plus an indeterminate number of additional shares of Common Stock that could be issued upon conversion of the Notes as a result of conversion price adjustments). The Registration Statement was declared effective on July 31, 2002.

         The Company is no longer required to keep the Registration Statement effective pursuant to the terms of the Registration Rights Agreement, dated as of April 16, 2002, by and among the Company, all subsidiaries of the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other Initial Purchasers named therein. Accordingly, pursuant to the Company's undertaking in Item 17 of Part II of the Registration Statement, this Post-Effective Amendment No. 1 to the Registration Statement is being filed for the purpose of withdrawing from registration the Notes and shares of Common Stock that were not sold in the Offering.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August 11, 2004.

                                          DUANE READE INC.


                                          By: /s/ John K. Henry
                                              ---------------------
                                              Name:  John K. Henry
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post Effective Amendment No. 1 to the Registration Statement has been signed on August 11, 2004 by the following persons in the capacities indicated.

     SIGNATURES                          TITLE                       DATE
     ----------                          -----                       ----

/s/ Anthony J. Cuti         Chairman of the Board of            August 11, 2004
-------------------------   Directors, Chief Executive
    Anthony J. Cuti         Officer and President


/s/ John K. Henry           Senior Vice President and           August 11, 2004
-------------------------   Chief Financial Officer (Chief
    John K. Henry           Accounting and Financial Officer)


/s/ Michael S. Green        Director                            August 11, 2004
-------------------------
    Michael S. Green


/s/ Steven B. Gruber        Director                            August 11, 2004
-------------------------
    Steven B. Gruber


/s/ Andrew J. Nathanson     Director                            August 11, 2004
-------------------------
    Andrew J. Nathanson


/s/ Tyler J. Wolfram        Director                            August 11, 2004
-------------------------
    Tyler J. Wolfram

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August 11, 2004.

                                          DRI I INC.


                                          By: /s/ John K. Henry
                                              ---------------------
                                              Name:  John K. Henry
                                              Title: Senior Vice President and
                                                     Chief Financial Officer



Pursuant to the requirements of the Securities Act of 1933, as amended, this Post Effective Amendment No. 1 to the Registration Statement has been signed on August 11, 2004 by the following persons in the capacities indicated.


     SIGNATURES                          TITLE                       DATE
     ----------                          -----                       ----

/s/ Anthony J. Cuti         Chairman of the Board of            August 11, 2004
-------------------------   Directors, Chief Executive
    Anthony J. Cuti         Officer and President


/s/ John K. Henry           Senior Vice President and           August 11, 2004
-------------------------   Chief Financial Officer (Chief
    John K. Henry           Accounting and Financial Officer)


/s/ Michael S. Green        Director                            August 11, 2004
-------------------------
    Michael S. Green


/s/ Steven B. Gruber        Director                            August 11, 2004
-------------------------
    Steven B. Gruber


/s/ Andrew J. Nathanson     Director                            August 11, 2004
-------------------------
    Andrew J. Nathanson


/s/ Tyler J. Wolfram        Director                            August 11, 2004
-------------------------
    Tyler J. Wolfram

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August 11, 2004.

                                          DUANE READE INTERNATIONAL, INC.


                                          By: /s/ John K. Henry
                                              ---------------------
                                              Name:  John K. Henry
                                              Title: Senior Vice President and
                                                     Chief Financial Officer



Pursuant to the requirements of the Securities Act of 1933, as amended, this Post Effective Amendment No. 1 to the Registration Statement has been signed on August 11, 2004 by the following persons in the capacities indicated.

     SIGNATURES                          TITLE                       DATE
     ----------                          -----                       ----

/s/ Gary Charboneau         Director and President              August 11, 2004
-------------------------
    Gary Charboneau


/s/ John K. Henry           Senior Vice President and           August 11, 2004
-------------------------   Chief Financial Officer (Chief
    John K. Henry           Accounting and Financial Officer)


/s/ Michelle D. Bergman     Director, Vice President and        August 11, 2004
-------------------------   Secretary
    Michelle D. Bergman


/s/ Michael S. Green        Director and Vice President         August 11, 2004
-------------------------
    Micheal S. Green


/s/ Thomas Ordemann         Director                            August 11, 2004
-------------------------
    Thomas Ordemann

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August 11, 2004.

                                          DUANE READE REALTY, INC


                                          By: /s/ John K. Henry
                                              ---------------------
                                              Name:  John K. Henry
                                              Title: Senior Vice President and
                                                     Chief Financial Officer



Pursuant to the requirements of the Securities Act of 1933, as amended, this Post Effective Amendment No. 1 to the Registration Statement has been signed on August 11, 2004 by the following persons in the capacities indicated.

     SIGNATURES                          TITLE                       DATE
     ----------                          -----                       ----

/s/ Anthony J. Cuti         Chairman of the Board of            August 11, 2004
-------------------------   Directors, Chief Executive
    Anthony J. Cuti         Officer and President


/s/ John K. Henry           Senior Vice President and           August 11, 2004
-------------------------   Chief Financial Officer (Chief
    John K. Henry           Accounting and Financial Officer)


/s/ Michael S. Green        Director                            August 11, 2004
-------------------------
    Michael S. Green


/s/ Steven B. Gruber        Director                            August 11, 2004
-------------------------
    Steven B. Gruber


/s/ Andrew J. Nathanson     Director                            August 11, 2004
-------------------------
    Andrew J. Nathanson


/s/ Tyler J. Wolfram        Director                            August 11, 2004
-------------------------
    Tyler J. Wolfram

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August 11, 2004.

                                        DUANE READE
                                        BY: DUANE READE INC., A GENERAL PARTNER


                                        By: /s/ John K. Henry
                                            ---------------------
                                            Name:  John K. Henry
                                            Title: Senior Vice President and
                                                   Chief Financial Officer




Pursuant to the requirements of the Securities Act of 1933, as amended, this Post Effective Amendment No. 1 to the Registration Statement has been signed on August 11, 2004 by the following persons in the capacities indicated with respect to Duane Reade Inc., a general partner of Duane Reade on behalf of Duane Reade.

     SIGNATURES                          TITLE                       DATE
     ----------                          -----                       ----

/s/ Anthony J. Cuti         Chairman of the Board of            August 11, 2004
-------------------------   Directors, Chief Executive
    Anthony J. Cuti         Officer and President


/s/ John K. Henry           Senior Vice President and           August 11, 2004
-------------------------   Chief Financial Officer (Chief
    John K. Henry           Accounting and Financial Officer)


/s/ Michael S. Green        Director                            August 11, 2004
-------------------------
    Michael S. Green


/s/ Steven B. Gruber        Director                            August 11, 2004
-------------------------
    Steven B. Gruber


/s/ Andrew J. Nathanson     Director                            August 11, 2004
-------------------------
    Andrew J. Nathanson


/s/ Tyler J. Wolfram        Director                            August 11, 2004
-------------------------
    Tyler J. Wolfram